Prospectus for MainStay VP Series Fund, Inc. May 1, 2009, as supplemented December 4, 2009

Equity Portfolios	Blended Portfolio
MainStay VP Common Stock Portfolio	MainStay VP Convertible Portfolio
MainStay VP Growth Equity Portfolio
MainStay VP ICAP Select Equity Portfolio	Income Portfolios
MainStay VP International Equity Portfolio	MainStay VP Bond Portfolio
MainStay VP Mid Cap Core Portfolio	MainStay VP Cash Management Portfolio
MainStay VP S&P 500 Index Portfolio	MainStay VP Floating Rate Portfolio
MainStay VP U.S. Small Cap Portfolio	MainStay VP Government Portfolio
MainStay VP High Yield Corporate Bond Portfolio

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
4	The Fund and the Separate Accounts
4	Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity, Blended and Income Portfolios
Equity Portfolios
6	MainStay VP Common Stock Portfolio
6	MainStay VP Growth Equity Portfolio
6	MainStay VP ICAP Select Equity Portfolio
9	MainStay VP International Equity Portfolio
9	MainStay VP Mid Cap Core Portfolio
13	MainStay VP S&P 500 Index Portfolio
13	MainStay VP U.S. Small Cap Portfolio
Blended Portfolio
17	MainStay VP Convertible Portfolio
Income Portfolios
17	MainStay VP Bond Portfolio
21	MainStay VP Cash Management Portfolio
21	MainStay VP Floating Rate Portfolio
26	MainStay VP Government Portfolio
26	MainStay VP High Yield Corporate Bond Portfolio
30	More About Investment Strategies and Risks
30	The Fund and its Management
34	Purchase and Redemption of Shares
34	Taxes, Dividends and Distributions
34	Financial Highlights
The Fund and the Separate Accounts

This Prospectus discusses the Initial Class shares of MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983. The Fund offers twenty portfolios, thirteen of which are offered in this Prospectus (the "Portfolios"). Each Portfolio represents a separate portfolio of investments:

  MainStay VP Bond Portfolio;

  MainStay VP Cash Management Portfolio;

  MainStay VP Common Stock Portfolio;

  MainStay VP Convertible Portfolio;

  MainStay VP Floating Rate Portfolio;

  MainStay VP Government Portfolio;

  MainStay VP Growth Equity Portfolio1;

  MainStay VP High Yield Corporate Bond Portfolio;

  MainStay VP ICAP Select Equity Portfolio;

  MainStay VP International Equity Portfolio;

  MainStay VP Mid Cap Core Portfolio;

  MainStay VP S&P 500 Index Portfolio; and

  MainStay VP U.S. Small Cap Portfolio2.

In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Some of the Portfolios have names, investment objectives and investment policies that are very similar to other publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds, in part due to different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy"). Shares of the Portfolios are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

The Fund has received an exemptive order from the Securities and Exchange Commission ("Exemptive Order") that permits the Portfolios to sell shares to separate accounts of other unaffiliated insurance companies, as well as to NYLIAC. The Portfolios currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Portfolios may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Fund's Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to

__________

1	Effective November 20, 2009, the MainStay VP Capital Appreciation Portfolio changed its name to MainStay VP Growth Equity Portfolio.
2	Effective November 20, 2009, the MainStay VP Small Cap Growth Portfolio merged with and into the MainStay VP Developing Growth Portfolio, which changed its name to MainStay VP U.S. Small Cap Portfolio.

withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts and the Asset Allocation Portfolios. The rights of the Separate Accounts and the Asset Allocation Portfolios as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity, Blended and Income Portfolios

This Prospectus discusses thirteen Portfolios that invest for varying combinations of income and capital appreciation. Each of the Portfolios is managed by New York Life Investment Management LLC ("New York Life Investments" or the "Manager"). New York Life Investments is responsible for the day-to-day portfolio management of the following Portfolios: (1) MainStay VP Bond Portfolio; (2) MainStay VP Cash Management Portfolio; and (3) MainStay VP Floating Rate Portfolio, and has retained subadvisors for ten of the Portfolios.

Each of the Portfolios described in this Prospectus pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Blended Portfolio invests primarily in a mix of equity and income producing securities, and the Income Portfolios invest primarily in debt securities.

Each of the Portfolios invests in particular types of equity or debt securities, consistent with its own investment objective and strategies, which are described in the succeeding pages of this Prospectus. Unless otherwise stated, each Portfolio's investment objective is non-fundamental and may be changed without shareholder approval.

In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus. In addition, the MainStay VP Cash Management Portfolio may invest outside the scope of its principal investment strategies in securities and other money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the Investment Company Act of 1940 and its investment guidelines.

New York Life Investments has retained MacKay Shields LLC ("MacKay Shields"), Madison Square Investors LLC ("Madison Square Investors") and Institutional Capital LLC ("ICAP"), each an affiliate of New York Life Investments, and Epoch Investment Partners, Inc. ("Epoch"), as Subadvisors for some of the Portfolios.

MacKay Shields is responsible for the day-to-day portfolio management of the following Portfolios: (1) MainStay VP Convertible Portfolio; (2) MainStay VP Government Portfolio; (3) MainStay VP High Yield Corporate Bond Portfolio; and (4) MainStay VP International Equity Portfolio.

Madison Square Investors is responsible for the day-to-day portfolio management of the following Portfolios: (1) MainStay VP Common Stock Portfolio; (2) MainStay VP Growth Equity Portfolio; (3) MainStay VP Mid Cap Core Portfolio; and (4) MainStay VP S&P 500 Index Portfolio.

ICAP is responsible for the day-to-day portfolio management of the MainStay VP ICAP Select Equity Portfolio.

Epoch is responsible for the day-to-day portfolio management of the MainStay VP U.S. Small Cap Portfolio.

For more specific information about New York Life Investments and the Portfolios' Subadvisors, see "The Fund and its Management."

Equity Securities

Certain Portfolios may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

  common and preferred stocks;

  convertible securities;

  American Depositary Receipts ("ADRs"); and

  real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in common stocks and other equity securities include (without limitation):

  Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

  Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

  Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Portfolio's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Debt Securities

Certain Portfolios may invest in debt instruments for income or other reasons. Investors buy debt instruments primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

  bonds;

  notes; and

  debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value of a Portfolio that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Portfolio that holds debt securities with a shorter average maturity.

  Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Foreign Securities

Certain Portfolios may invest in foreign securities, which may be subject to greater difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, and possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.

Not Insured—You Could Lose Money

Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the MainStay VP Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Portfolio. Please see "More About Investment Strategies and Risks" for more information.

NAV Will Fluctuate

The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The MainStay VP Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so.

Each Portfolio may bar excessive traders. See "Purchase and Redemption of Shares" for more information.

MainStay VP Common Stock Portfolio
The MainStay VP Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in common stocks.

Investment Process

Madison Square Investors, the Portfolio's Subadvisor, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500® Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large capitalizations. The Portfolio normally invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500® Index and the Russell 1000® Index. The Portfolio is managed with a core orientation (including growth and value equities). The Subadvisor uses a bottom-up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the relative valuation of the security compared to the Portfolio's universe and the security's industry, and meaningful changes in the issuer's financial condition.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of December 31, 2008, they ranged from $480 million to $406 billion.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes securities of approximately 1,000 of the largest publicly-traded companies based on a combination of their market capitalization and current index membership. The Russell 1000® represents approximately 92% of the U.S. market capitalization. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $422 billion.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Portfolio invests may, therefore, carry above-average risk compared to the risk of securities found in common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Portfolio turnover measures the amount of trading a Portfolio does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Porfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
29.96%	(3.34%)	(17.09%)	(24.25%)	26.37%	10.90%	7.70%	16.47%	5.14%	(36.39%)

Best Quarter
4Q/99	23.35%
Worst Quarter
4Q/08	-21.62%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP Common Stock Portfolio
Initial Class	-36.39%	-1.43%	-0.75%
S&P 500® Index[1]	-37.00%	-2.19%	-1.38%
Russell 1000® Index[2]	-37.60%	-2.04%	-1.09%
1	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
2	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee1,[2]	0.54%
Distribution and Service (12b-1) Fees	None
Other Expenses[3]	0.06%
Total Annual Portfolio Operating Expenses[4]	0.60%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.
2	Expenses have been restated to reflect current fees.
3	"Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
4	The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$61	$192	$335	$750
MainStay VP Growth Equity Portfolio
The MainStay VP Growth Equity Portfolio's investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in equity securities.

Investment Process

The Portfolio invests generally in large capitalization stocks that Madison Square Investors, the Portfolio's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the Russell 1000® Growth Index) over the long term.

The Subadvisor uses a "bottom-up" investment approach when selecting investments for the Portfolio. This means it bases investment decisions on company-specific factors, such as those listed below, and not general economic conditions.

In selecting stocks for the Portfolio, the Subadvisor uses a model that attempts to gain maximum exposure to attractive fundamentals that drive the U.S. large and mid cap growth stocks in a disciplined, risk control framework. The model uses as inputs the following factors: behavioral factors related to price and earnings revisions, valuation, earnings quality and management behavior factors.

The Subadvisor engages in periodic rebalancing with the purpose of gaining maximum exposure to attractive fundamentals that drive U.S. large and mid cap stocks in a disciplined, risk controlled framework.

The Portfolio may invest in common stock and other equity securities, in equity related securities such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $422 billion, approximately.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Portfolio invests may, therefore, carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The Portfolio's use of securities lending presents certain risks. The risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value. In a securities lending transaction, a Portfolio lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Portfolio receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

The Portfolio invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

• fluctuating currency values;
 • less liquid trading markets;
 • greater price volatility;
 • political and economic instability;
 • less publicly available information about issuers;
 • changes in U.S. or foreign tax or currency laws; and
 • changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a portfolio does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Porfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

Best Quarter
4Q/99	21.17%
Worst Quarter
4Q/08	-20.82%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP Capital Appreciation Portfolio
Initial Class	-38.87%	-4.12%	-4.79%
Russell 1000® Growth Index[1]	-38.44%	-3.42%	-4.27%
S&P 500® Index[2]	-37.00%	-2.19%	-1.38%
1	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
2	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee1,[2]	0.61%
Distribution and Service (12b-1) Fees	None
Other Expenses[3]	0.05%
Total Annual Portfolio Operating Expenses[4]	0.66%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.61% on assets up to $1 billion; and 0.50% on assets over $1 billion.
2	Expenses have been restated to reflect current fees.
3	"Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
4	The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$67	$211	$368	$822
MainStay VP ICAP Select Equity Portfolio
The MainStay VP ICAP Select Equity Portfolio's investment objective is to seek a superior total return.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $2 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those that Institutional Capital LLC ("ICAP"), the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospectus, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. The Portfolio may overweight (or underweight) certain market sectors, relative to its benchmarks, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $480 million to $406 billion.

Investment Process

ICAP's investment process involves the following three key components:

Research. Research is key to the investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with top management at each of these companies, and often customers, competitors and suppliers of these companies.

Valuation. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a Catalyst. ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

Before a security is added to the Portfolio ICAP's investment team generally discusses, evaluates and approves each recommendation. Using this highly disciplined process, ICAP's investment team typically selects 20 to 30 securities for the Portfolio.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

Principal Risks

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Portfolio invests may, therefore, carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500® Index.

The Portfolio's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Portfolio will typically hold between 20 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions generally are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Investments in foreign companies, in the form of depositary receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Portfolio turnover measures the amount of trading a Portfolio does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Porfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
6.73%	6.59%	(4.51%)	(22.86%)	27.95%	11.37%	5.44%	19.31%	6.86%	(37.59%)

Best Quarter
2Q/03	15.07%
Worst Quarter
4Q/08	-22.19%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP ICAP Select Equity Portfolio
Initial Class	-37.59%	-1.35%	0.02%
S&P 500® Index[1]	-37.00%	-2.19%	-1.38%
S&P 500/Citigroup Value Index[2]	-39.22%	-1.72%	0.10%
1	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
2	The S&P 500/Citigroup Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. You cannot invest directly in an index. Index returns prior to January 1, 2006, inception of the Index, reflect the returns of the S&P 500/Barra Index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee[1]	0.77%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.83%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million to $1 billion; and 0.74% on assets over $1 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$85	$265	$460	$1,025
MainStay VP International Equity Portfolio
The MainStay VP International Equity Portfolio's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Principal Investment Strategies

The Portfolio seeks to generate superior long-term performance by investing in those companies that MacKay Shields, the Portfolio's Subadvisor, judges to meet its quality and valuation criteria. The Subadvisor's investment discipline is biased towards owning companies with the potential to create shareholder value over the long run. As a result, the Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low-quality earnings, and/or those that have weak or high-risk business models and/or weak balance sheets.

The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities.

Investment Process

  The Subadvisor seeks to identify investment opportunities by pursuing a bottom-up, stock picking investment discipline.

  Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, attention is paid to the generation and utilization of cash flows, the returns on invested capital, and the potential to generate shareholder value in the future.

  Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the Portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.

A bottom-up approach selects stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for risk management. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, if the security has reached its target price, if the investment thesis is invalidated, or if superior opportunities to redeploy exist or emerge.

In unusual market conditions, the Portfolio may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Portfolio invests may, therefore, carry above-average risk compared to the risk of securities found in common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Since the Portfolio primarily invests a significant portion of its assets in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards in some foreign markets may cause the Portfolio's share price to be more volatile than that of a U.S. only Portfolio.

The Portfolio may also incur higher expenses and costs when making foreign investments, which could affect the Portfolio's total return.

Changes affecting particular regions or sectors of internati onal markets may also have a significant impact on the Portfolio.

These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some of the foreign securities in which the Portfolio invests may be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets.

These securities are subject to some but not all of the risks of foreign investing. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

The Portfolio's investments include derivatives such as options and forwards. The Portfolio may use derivatives to enhance return or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Portfolio turnover measures the amount of trading a Portfolio does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for one-, five- and ten-year periods compare to those of a money market fund average and a broad-based money market fund index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

Best Quarter
4Q/99	20.35%
Worst Quarter
1Q/01	-13.04%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP International Equity Portfolio
Initial Class	-25.67%	5.35%	3.82%
Morgan Stanley Capital International EAFE Index[1]	-43.38%	1.66%	0.80%
1	The Morgan Stanley Capital International Europe, Australasia and Far East Index—the MSCI EAFE® Index—is a capitalization-weighted index containing approximately 989 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee1,[2]	0.89%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.11%
Acquired (Underlying) Portfolio/Fund Fees and Expenses[3]	0.02%
Total Annual Portfolio Operating Expenses[4]	1.02%
Net Annual Portfolio Operating Expenses (excluding Underlying Portfolio/Fund Operating Expenses)	1.00%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.
2	Expenses have been restated to reflect current fees.
3	In addition to the Net Annual Fund Operating Expenses that the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the other Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's estimated indirect expenses from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2008. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Portfolios/Underlying Funds and the actual expenses of the Underlying Portfolios/Funds.
4	The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$104	$325	$563	$1,248
MainStay VP Mid Cap Core Portfolio
The MainStay VP Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap® Index, and invests primarily in common stocks of U.S. companies. Madison Square Investors, the Portfolio's Subadvisor, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity unvierse. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes securities of approximately 800 of the smallest publicly-traded companies based on a combination of their market capitalization and current index membership. The Russell Midcap Index® represents approximately 31% of the total market capitalization of the Russell 1000 companies. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $15 billion.

Investment Process

The Subadvisor uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. The Subadvisor ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. The Subadvisor ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that the Subadvisor believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model. A stock's weight in the Portfolio is determined by its investment return prospects, risk outlook, transaction cost estimates as well as the portfolio risk control guidelines.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in which the Portfolio may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Portfolio turnover measures the amount of trading a Portfolio does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The table shows how the Portfolio's average annual total returns for one- and five-year periods and for the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

2002	2003	2004	2005	2006	2007	2008
(12.92%)	35.43%	22.27%	15.86%	14.96%	5.03%	(42.24%)

Best Quarter
2Q/03	14.83%
Worst Quarter
4Q/08	-25.49%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	Since Inception 7/2/01
MainStay VP Mid Cap Core Portfolio
Initial Class	-42.24%	-0.24%	1.24%
Russell Midcap® Index[1]	-41.46%	-0.71%	1.16%
1	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, and represents approximately 31% of the total market capitalization of the Russell 1000® Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee[1]	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.09%
Total Annual Portfolio Operating Expenses[3]	0.94%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.
2	"Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.
3	The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$96	$300	$520	$1,155
MainStay VP S&P 500 Index Portfolio
The MainStay VP S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Total return is a combination of income and realized and unrealized capital gains.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate; as of December 31, 2008, they ranged from $480 million to $406 billion.

Index funds seek to match their respective indices, unlike other funds which generally seek to beat an index or indices. No attempt is made to manage the portfolio in an active manner by using economic, financial and market analysis.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in stocks in the S&P 500® Index in the same proportion, to the extent feasible, as they are represented in the S&P 500 ® Index.

Investment Process

Madison Square Investors, the Portfolio's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Portfolio and the S&P 500® Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index. The Portfolio's investments also include S&P 500® Index futures that are used for cash management purposes.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500® Index. If the value of the S&P 500® Index declines, the NAV of shares of the Portfolio likely will also decline. The Portfolio's ability to mirror the performance of the S&P 500® Index may be affected by, among other things:

  transaction costs;

  changes in either the makeup of the S&P 500® Index or number of shares outstanding for the component stocks of the S&P 500® Index;

  ability to obtain a security listed in the S&P 500® Index in the same percentage as maintained in the S&P 500® Index as a result of holdings of the Manager's affiliates; and

  the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®,""S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investments. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

Best Quarter
2Q/03	15.32%
Worst Quarter
4Q/08	-21.92%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP S&P 500 Index Portfolio
Initial Class	-37.01%	-2.40%	-1.62%
S&P 500® Index[1]	-37.00%	-2.19%	-1.38%
1	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee[1]	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.35%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion; and 0.25% on assets over $3 billion. Effective May 1, 2008, New York Life Investments has voluntarily agreed to waive a portion of its management fee so that the fee is 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion; and 0.20% on assets over $3 billion. With this waiver, the Net Annual Portfolio Operating Expenses were 0.30% for Initial Class shares and 0.55% for Service Class shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$31	$107	$191	$438
MainStay VP U.S. Small Cap Portfolio
The MainStay VP U.S. Small Cap Portfolio's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in securities of U.S. companies with market capitalizations at the time of investment of $3.5 billion or less and invests primarily in common stocks and securities convertible into common stock. Securities of U.S. companies are those traded in the U.S. securities markets. The Portfolio may also engage in the lending of portfolio securities.

Investment Process

Epoch, the Portfolio's Subadvisor, believes U.S. companies with market capitalizations of $3.5 billion or less offer a highly attractive investment opportunity due to the low level of research coverage they receive (and thus potentially undiscovered investment opportunities), and the fact that these businesses are typically more focused and offer higher growth potential than larger companies. The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research. The Portfolio is constructed using this bottom-up process.

The Subadvisor desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles without running a high degree of capital risk. The Subadvisor analyzes a business in the same manner a private investor would in looking to purchase the entire company. The Subadvisor only invests in those businesses it understands and where it has confidence in the company's management and financial strength. The Subadvisor seeks businesses that generate "free cash flow" and securities that have unrecognized potential, yet possess a combination of above average free cash flow growth, and/or below average valuation.

The Subadvisor sells or reduces a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in share price. When the Subadvisor believes that objectives are not being met it can be for a number of reasons: the economic or competitive environment might be changing; company management's execution could be disappointing; or worst case, management proves to be less than forthright or has an inappropriate assessment of the company's state and the task at hand.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. The stocks of developing growth companies may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns. Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Portfolio turnover measures the amount of trading a Portfolio does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The table shows how the Portfolio's average annual total returns for one- and five-year periods and for the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
32.19%	(19.08%)	(7.34%)	(28.98%)	38.49%	5.86%	12.04%	12.64%	36.10%	(47.22%)

Best Quarter
4Q/01	25.37%
Worst Quarter
4Q/08	-28.42%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP U.S. Small Cap Portfolio
Initial Class	-47.22%	-0.82%	-0.66%
Russell 2500TM Index[1]	-36.79%	-0.98%	4.08%
Russell 2000® Growth Index[2]	-38.54%	-2.35%	-0.76%
1	The Russell 2500TM Index is a broad index featuring 2,500 stocks that cover the small and mid-cap market capitalizations. The Russell 2500TM Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. The Portfolio has selected the Russell 2500TM Index as its primary benchmark index as a result of a change in subadvisor. Total returns assume reimbursements of all dividend and capital gains. You cannot invest directly in an index.
2	The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee[1]	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	0.95%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $200 million; 0.75% on assets from $200 million to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$97	$303	$525	$1,166
MainStay VP Convertible Portfolio
The MainStay VP Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in "convertible securities" such as:

  bonds;

  debentures;

  corporate notes; and

  preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. The balance of the Portfolio may be invested or held in:

  non-convertible debt;

  equity securities that do not pay regular dividends;

  U.S. Government securities; and

  cash or cash equivalents.

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are sometimes considered speculative.

The Portfolio may also invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities.

The balance of the Portfolio may be invested in or held in non-convertible debt and/or equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

Investment Process

In selecting convertible securities for purchase or sale, MacKay Shields, the Portfolio's Subadvisor, takes into account a variety of investment considerations, including:

  the potential return of the common stock into which the convertible security is convertible;

  credit risk;

  projected interest return; and

  the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted. Convertible securities tend to be subordinate to other debt securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.

The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

As part of the Portfolio's fixed-income investment strategy, the Portfolio principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may under certain circumstances, be less liquid than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Since the Portfolio invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Portfolio's share price to be more volatile than that of a U.S. only fund.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Portfolio turnover measures the amount of trading a Portfolio does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

Best Quarter
4Q/99	18.33%
Worst Quarter
4Q/08	-17.90%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP Convertible
Initial Class	-34.42%	-1.21%	3.40%
Merrill Lynch All U.S. Convertible Securities Index[1]	-35.73%	-3.44%	1.59%
1	The Merrill Lynch All U.S. Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all income, dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee1,[2]	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.67%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $1 billion; and 0.50% on assets over $1 billion.
2	Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$68	$214	$373	$835
MainStay VP Bond Portfolio
The MainStay VP Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

  debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

  obligations of international or supranational entities;

  debt securities issued by U.S. or foreign corporate entities;

  zero coupon bonds;

  mortgage-related and other asset-backed securities; and

  loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by New York Life Investments, the Portfolio's Manager. At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality. As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

Investment Process

Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

Principal Risks

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

The value of debt securities fluctuate depending on various factors including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

Since the Portfolio invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Portfolio's share price to be more volatile than that of a U.S. only fund.

The Portfolio's investments may include derivatives such as mortgage-related and asset-backed securities. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be fewer repayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money. The Portfolio may also invest in derivatives such as futures to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of securities lending also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

In a securities lending transaction, a Portfolio lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Portfolio receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Portfolio turnover measures the amount of trading a Portfolio does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Porfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for one-, five- and ten-year periods compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

Best Quarter
3Q/02	5.43%
Worst Quarter
2Q/04	-2.39%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP Bond Portfolio
Initial Class	3.72%	4.20%	5.21%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	4.65%	5.63%
Merrill Lynch Corporate and Government Master Index[2]	4.95%	4.53%	5.58%
1	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) is a market value-weighted performance benchmark for investment-grade or better fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.
2	The Merrill Lynch Corporate and Government Master Index consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee1,[2]	0.49%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.55%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.
2	Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$56	$176	$307	$689
MainStay VP Cash Management Portfolio
The MainStay VP Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Principal Investment Strategies

The Portfolio invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Portfolio maintains a dollar-weighted average maturity of 90 days or less and seeks to maintain a stable $1.00 share price.

In managing the portfolio, New York Life Investments, the Portfolio's Manager, looks for securities that appear to offer the best value based on an analysis of:

  obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

  bank and bank holding company obligations such as CDs and bankers' acceptances;

  commercial paper, which is a short-term unsecured loan to corporations;

  loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars;

  time deposits;

  repurchase agreements; and

  corporate debt securities.

The Portfolio may also invest in variable rate notes, floaters, mortgage-related and asset-backed securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agree d upon price that reflects interest.

Variable rate notes are debt securities that provide for periodic adjustments to their interest rates.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

Investment Process

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

All of the assets of the Portfolio generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity. However, securities collateralizing repurchase agreements may have maturities in excess of 397 days and, consistent with the provisions of Rule 2a-7, the Portfolio may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:

  political and economic instability;

  less publicly available information about issuers; and

  changes in U.S. or foreign tax or currency laws.

The Portfolio's principal investments include variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Manager is incorrect about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of such investments could result in a loss. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for one-, five- and ten-year periods compare to those of a money market fund average and a broad-based money market fund index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

Best Quarter
3Q/00	1.56%
Worst Quarter
1Q/04	0.14%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP Cash Management Portfolio
Initial Class	2.18%	3.07%	3.20%
7-day current yield (as of December 31, 2008) Initial Class: 0.28%
Lipper Variable Products Money Market Portfolio Average[1]	2.23%	3.00%	3.15%
Lipper Money Market Funds Index[2]	2.41%	3.01%	3.14%
1	The Lipper Variable Products Money Market Portfolio Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. The Portfolio selected the Lipper Variable Products Money Market Portfolio Average as its primary benchmark index in replacement of the Lipper Money Market Funds Index. The Portfolio selected the Lipper Variable Products Money Market Portfolio Average because it believes that this benchmark is more reflective of the Portfolio's peer group performance.
2	The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee[1]	0.43%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses[2]	0.50%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; and 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.
2	From time to time, the [EMPTY] 's Manager may limit the [EMPTY] 's expenses to the extent it deems appropriate to enhance the [EMPTY] 's yield during periods when expenses have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the [EMPTY] and described in this prospectus. It may be revised or terminated by the Manager at any time without notice.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$51	$160	$280	$628
MainStay VP Floating Rate Portfolio
The MainStay VP Floating Rate Portfolio's investment objective is to seek to provide high current income.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

When New York Life Investments, the Portfolio's Manager, believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans offer a favorable yield spread over other short-term fixed income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are usually rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and historically have had lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate ("LIBOR") or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process

In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  credit risk;

  liquidity; and

  interest rates.

The floating rate loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Portfolio from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Portfolio's fixed-income securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Portfolio invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Portfolio's share price to be more volatile than that of a U.S. only fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the life of the Portfolio. The table shows how the Portfolio's average annual total returns for a one-year period and for the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

Best Quarter
2Q/08	4.57%
Worst Quarter
4Q/08	-18.48%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	Since Inception 5/2/05
MainStay VP Floating Rate Portfolio
Initial Class	-22.77%	-4.10%
Credit Suisse Leveraged Loan Index[1]	-28.75%	-5.59%
1	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.69%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$70	$221	$384	$859
MainStay VP Government Portfolio
The MainStay VP Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

Investment Process

In pursuing the Portfolio's investment strategies, the Portfolio's Subadvisor, MacKay Shields, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include:

  U.S. Treasury bills (maturing in one year or less);

  notes (maturing in 1 to 10 years);

  bonds (generally maturing in more than 10 years);

  Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation; and

  certain corporate fixed-income securities that are guaranteed by the FDIC.

Principal investments also include floaters as well as money market instruments and cash equivalents.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending.

In a m ortgage dollar roll transaction, the Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

The Portfolio's use of investment practices, such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending, also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

The Portfolio may also use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

Portfolio turnover measures the amount of trading a Portfolio does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

Best Quarter
4Q/08	6.65%
Worst Quarter
2Q/04	-2.74%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP Government Portfolio
Initial Class	9.80%	5.22%	5.43%
Barclays Capital U.S. Government Bond Index[1]	12.39%	6.06%	6.16%
1	The Barclays Capital U.S. Government Bond Index is comprised of publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee[1]	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.57%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$58	$183	$318	$714
MainStay VP High Yield Corporate Bond Portfolio
The MainStay VP High Yield Corporate Bond Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Portfolio's Subadvisor, to be of comparable quality.

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are sometimes considered speculative.

Investment Process

In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include:

  domestic corporate debt securities;

  Yankee (dollar-denominated) debt securities;

  zero coupon bonds; and

  U.S. government securities.

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States.

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

As part of the Portfolio's fixed-income investment strategy, the Portfolio principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may under certain circumstances, be less liquid than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Since the Portfolio invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Portfolio's share price to be more volatile than that of a U.S. only fund.

The Portfolio's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt). The Portfolio may invest up to 20% of its net assets in equ ity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities normally purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

Best Quarter
2Q/03	12.05%
Worst Quarter
4Q/08	-17.83%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP High Yield Corporate Bond Portfolio
Initial Class	-24.11%	0.19%	4.58%
Credit Suisse High Yield Index[1]	-26.17%	-0.59%	2.87%
1	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee1,[2]	0.57%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.62%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.
2	Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$63	$199	$346	$774
More About Investment Strategies and Risks
Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios.

Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

American Depositary Receipts ("ADRs")

Certain Portfolios may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are considered to be foreign securities.

Credit Risk

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating, or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

Derivative Transactions

Certain Portfolios may invest in derivative securities, or "derivatives." The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or a Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivatives, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. In the event of the bankruptcy or insolvency of a counterparty, the Portfolio could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Portfolio seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Portfolio may also incur fees and expenses in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

As investment companies registered with the SEC, the Portfolios must "cover" open positions with respect to certain kinds of derivative instruments.

Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risks associated with high-yield securities.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Portfolio's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Debt securities rated BBB- and below by S&P or Baa3 and below by Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher rated securities. Although the floating rate loans in which a Portfolio generally invests are speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them. Floating rate loans generally have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Portfolio will typically purchase loans via assignment, which makes the Portfolio a direct lender. However, a Portfolio may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Portfolio also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

High-Yield Debt Securities

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the Manager or a Subadvisor and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Illiquid and Restricted Securities

A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

Initial Public Offerings

Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As a Portfolio grows in size, the positive effect of IPO investments on the Portfolio may decrease.

Investment Policies and Objectives

For some of the Portfolios the discussion of Principal Investment Strategy states that the relevant Portfolio normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the Portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio would not be subject to such constraints on new investments.

When the discussion states that a Portfolio invests primarily in a certain type or style of investment, this means that under normal circumstances the Portfolio will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Portfolio's investment objective is non-fundamental and may be changed without shareholder approval.

Investments in Technology Sector

Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

Lending of Portfolio Securities

Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Portfolio from selling these illiquid securities at an advantageous time or price. Underlying Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Loan Participation Interests

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

Mortgage-Related and Asset-Backed Securities

Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (at or over 100%) often will have higher transaction costs that are paid by the Portfolios.

Real Estate Investment Trusts ("REITs")

Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Risk Management Techniques

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Swap Agreements

Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For a discussion of Credit Default Swaps, see "Derivative Securities" above.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or a Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

The MainStay VP Cash Management Portfolio also may invest outside the scope of its principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 and its investment guidelines.

To Be Announced ("TBA") Securities

In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. The principal risks of to be announced transactions are increased counterparty risk and increased overall investment exposure.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. There is a risk that the security could be worth less when it is issued than the price the Portfolio agreed to pay when it made the commitment. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

The Fund and its Management

Who Runs the Portfolios' Day-to-Day Business?

The Board of Directors of MainStay VP Series Fund, Inc. (the "Board") oversees the actions of the Manager and the Subadvisors and decides on general policies governing the operations of the Portfolios. The Board also oversees the Portfolios' officers, who conduct and supervise the daily business of the Portfolios.

New York Life Investment Management LLC ("New York Life Investments" or "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Portfolios' Manager. In conformity with the stated policies of the Portfolios, New York Life Investments administers each Portfolio's business affairs and manages the investment operations of certain Portfolios. In addition, the Manager is responsible for the composition of the portfolio of certain of the Portfolios, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolios. The Manager has delegated its portfolio management responsibilities for certain of the Portfolios to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Portfolios, except for the Independent Directors, and all operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisors. Pursuant to an Amended and Restated Management Agreement ("Management Agreement") with each Portfolio, the Manager is entitled to receive fees from each Portfolio, accrued daily and payable monthly.

For the fiscal year ended December 31, 2008, the Portfolios paid the Manager an effective management fee for services performed as a percentage of the average daily net assets of each Portfolio as follows:

Effective rate paid for the year ended December 31, 2008
MainStay VP Bond Portfolio	0.48%
MainStay VP Cash Management Portfolio	0.43%
MainStay VP Common Stock Portfolio	0.50%
MainStay VP Convertible Portfolio	0.58%
MainStay VP Floating Rate Portfolio	0.60%
MainStay VP Growth Equity Portfolio[1]	0.59%
MainStay VP Government Portfolio	0.50%
MainStay VP High Yield Corporate Bond Portfolio	0.54%
MainStay VP ICAP Select Equity Portfolio	0.72%
MainStay VP International Equity Portfolio	0.85%
MainStay VP Mid Cap Core Portfolio	0.85%
MainStay VP S&P 500 Index Portfolio	0.25%
MainStay VP U.S. Small Cap Portfolio[2]	0.80%
1	Effective November 20, 2009, the MainStay VP Capital Appreciation Portfolio changed its name to MainStay VP Growth Equity Portfolio.
2	Effective November 20, 2009, the MainStay VP Small Cap Growth Portfolio merged with and into the MainStay VP Developing Growth Portfolio, which changed its name to MainStay VP U.S. Small Cap Portfolio.

The payment of the management fee as well as other operating expenses will affect the MainStay VP S&P 500 Index Portfolio's ability to track the S&P 500® Index exactly.

A discussion regarding the basis for the Board of Directors approving the Management and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the annual period ended December 31, 2008.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. State Street also holds the Portfolios' foreign assets. For providing these services, State Street is compensated by New York Life Investments.

New York Life Investments makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from New York Life Investments' own resources which are not expected to exceed 0.25% of the value of a Portfolio's assets. Payments from New York Life Investments' own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Subadvisors

Where New York Life Investments has retained a Subadvisor, the Subadvisor, under the supervision of New York Life Investments, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by New York Life Investments, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

Each Subadvisor is employed by New York Life Investments, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. New York Life Investments recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board and New York Life Investments, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC ("MacKay Shields"), whose principal place of business is 9 West 57th Street, New York, New York 10019, is the Subadvisor to the MainStay VP Convertible Portfolio, MainStay VP Government Portfolio, MainStay VP High Yield Corporate Bond Portfolio and MainStay VP International Equity Portfolio. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of September 30, 2009, MacKay Shields managed approximately $42 billion in assets.

Madison Square Investors LLC ("Madison Square Investors"), whose principal place of business is 1180 Avenue of the Americas, New York, New York 10036, serves as Subadvisor to the MainStay VP Common Stock Portfolio, MainStay VP Growth Equity Portfolio, MainStay VP Mid Cap Core Portfolio and MainStay VP S&P 500 Index Portfolio. The firm was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of September 30, 2009, Madison Square Investors managed approximately $12.4 billion in assets.

Institutional Capital LLC ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, serves as a Subadvisor to the MainStay VP ICAP Select Equity Portfolio. ICAP has been an investment adviser since 1970. ICAP is an indirect, wholly-owned subsidiary of New York Life. As of September 30, 2009, ICAP managed approximately $14.7 billion in assets.

Epoch Investment Partners, Inc. ("Epoch"), whose principal place of business is 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as Subadvisor to the MainStay VP U.S. Small Cap Portfolio. Epoch was founded in April 2004 as a Delaware corporation. As of September 30, 2009, the firm managed approximately $9.8 billion in assets.

Portfolio Managers

New York Life Investments and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

MainStay VP Bond Portfolio	Donald F. Serek and Thomas J. Girard
MainStay VP Cash Management Portfolio	David Clement and Thomas J. Girard
MainStay VP Common Stock Portfolio	Harvey Fram and Migene Kim
MainStay VP Convertible Portfolio	Edward Silverstein
MainStay VP Floating Rate Portfolio	Robert H. Dial
MainStay VP Growth Equity Portfolio	Harish Kumar
MainStay VP Government Portfolio	Gary Goodenough and James Ramsay
MainStay VP High Yield Corporate Bond Portfolio	J. Matthew Philo
MainStay VP ICAP Select Equity Portfolio	Jerrold K. Senser and Thomas R. Wenzel
MainStay VP International Equity Portfolio	Rupal J. Bhansali
MainStay VP Mid Cap Core Portfolio	Harvey Fram and Migene Kim
MainStay VP S&P 500 Index Portfolio	Francis J. Ok and Lee Baker
MainStay VP U.S. Small Cap Portfolio	David N. Pearl, William W. Priest and Michael A. Welhoelter

Portfolio Manager Biographies:

The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding each portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the SAI.

Lee Baker	Mr. Baker has managed the MainStay VP S&P 500 Index Portfolio since 2008. He is a Director at Madison Square Investors and is responsible for enhancing the algorithmic trading process for the portfolio management teams. Prior to joining New York Life Investments' Equity Investors Group, Madison Square Investors' predecessor, he held positions at Schwab Soundview Capital Markets and Stuart Frankel as a trader on the electronic and program trading desks. He has over six years of experience in the industry. Mr. Baker received his BA in Economics from Occidental College.
Rupal J. Bhansali	Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Division Product in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios from 1995 to 2000. She assumed responsibilities as Portfolio Manager for the MainStay VP International Equity Portfolio in 2001 and MainStay VP Total Return Portfolio in 2008. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.
David E. Clement, CFA	Mr. Clement became a portfolio manager of the MainStay VP Cash Management Portfolio in March 2009. Mr. Clement is a member of the fixed income portfolio management team at New York Life. As of 2000, the fixed income portfolio management team at New York Life became a part of New York Life Investments. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.
Robert H. Dial	Robert Dial has served as a portfolio manager for the MainStay VP Floating Rate Portfolio since its inception. He is a managing director in New York Life Investments' Fixed Income Investors Group and head of Public High Yield, Bank Loan, and Emerging Markets Debt strategies. In this capacity, he oversees more than $10 billion of investments managed in institutional portfolios, mutual funds, and collateralized loan obligation structures. Mr. Dial joined New York Life Investments in 2001. Prior to joining New York Life Investments, Mr. Dial worked at Fleet Securities, where he was responsible for originating, structuring, distributing, and investing in non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and Chase Manhattan, where he completed Chase's formal credit training program. He also previously worked at KPMG. Mr. Dial earned a B.A. from Yale University and an M.B.A. from the University of Chicago.
Harvey Fram, CFA	Mr. Fram has managed the MainStay VP Common Stock Portfolio since 2004 and the MainStay VP Mid Cap Core Portfolio since September 2008. Mr. Fram is currently a Director at Madison Square Investors. Prior to joining New York Life Investments' Equity Investors Group in 2000, Madison Square Investors' predecessor, Mr. Fram was a Portfolio Manager and Research Strategist at Monitor Capital Advisors LLC (a former subsidiary of New York Life Investments). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.
Thomas J. Girard	Mr. Girard became a portfolio manager of the MainStay VP Cash Management Portfolio in March 2009 and the MainStay VP Bond Portfolio in 2007. Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans from 1996 to 2006. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust from 1994 to 1996 where he managed money market, asset-backed and corporate bond portfolios. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.
Gary Goodenough	Mr. Goodenough became a portfolio manager of the MainStay VP Government Portfolio in 2000. Mr. Goodenough joined MacKay Shields as a Managing Director and Co-head of Fixed Income in 2000, and became a Senior Managing Director in 2004. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers
Migene Kim, CFA	Ms. Kim has managed the MainStay VP Common Stock Portfolio since 2007, and the MainStay VP Mid Cap Core Portfolio since September 2008. Prior to joining New York Life Investments' Equity Investors Group in 2005, Madison Square Investors' predecessor, Ms. Kim spent seven years as a quantitative research analyst at INVESCO's Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. Ms. Kim is also a CFA charterholder.
Harish Kumar, Ph.D., CFA	Dr. Kumar has managed MainStay VP Growth Equity Portfolio since June 2009. Dr. Kumar is a Managing Director and Head of Growth Portfolios at Madison Square Investors. Prior to joining New York Life Investments in 2005, Dr. Kumar served as a Senior Portfolio Manager at ING Investment Management since 2002. He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charterholder, and has 12 years of investment experience.
Francis J. Ok	Mr. Ok has managed the MainStay VP S&P 500 Index Portfolio since 2004. Mr. Ok, a Director at Madison Square Investors, is responsible for managing and running the trading desk. Prior to joining New York Life Investments' Equity Investors Group in 2000, Madison Square Investors' predecessor, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC (a former subsidiary of New York Life Investments). Mr. Ok holds a B.S. in Economics from Northeastern University.
David N. Pearl	Mr. Pearl has managed the MainStay VP U.S. Small Cap Portfolio since June 2009. Mr. Pearl joined Epoch in 2004. Prior to joining Epoch, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004, where he was responsible for both institutional and private client assets. Previously, he held a similar portfolio management position at ING Furman Selz Asset Management from 1997 to 2001, where he was responsible for $200 million of institutional and private client assets. He also founded and managed Sagacity International Ltd., a long/short hedge fund from 1997 to 2001. Prior to that, he was a Senior Portfolio Manager at Citibank Global Asset Management from 1994 to 1997. While at Citibank Global Asset Management, Mr. Pearl managed over $200 million of mutual fund and institutional accounts, and ranked in the top decile of performance versus his peer group. Prior to Citibank, Mr. Pearl was an officer and senior analyst of BEA Associates, predecessor to Credit Suisse Asset Management - Americas from 1986 to 1989. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford University Graduate School of Business.
J. Matthew Philo, CFA	Mr. Philo has managed the MainStay VP High Yield Corporate Bond Portfolio since 2001. Mr. Philo, a Senior Managing Director of MacKay Shields, is co-head of Fixed Income since 2006 and has managed institutional accounts for MacKay Shields since September 1996. From 1993 to September 1996, Mr. Philo was with Thorsell, Parker Partners as a portfolio manager and partner.
William W. Priest, CFA	Mr. Priest has managed the MainStay VP U.S. Small Cap Portfolio since June 2009. Before founding Epoch Investment Partners in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC from 2001 to 2004. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management (CSAM) from 1997 to 2001, Chairman and Chief Executive Officer of Credit Suisse Asset Management Americas from 1990 to 2001 and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA and CSAM, Mr. Priest developed the firm into a well-recognized investment manager with over $100 billion under management. He is a CFA charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania's Wharton Graduate School of Business. Mr. Priest is a Director of Globe Wireless, InfraRedX and a Member of the Council on Foreign Relations.
James Ramsay, CFA	Mr. Ramsay became a portfolio manager of the MainStay VP Government when he joined MacKay Shields in September 2008 as a Senior Managing Director and Chief Fixed Income Strategist. He previously was Senior Managing Director and Chief Investment Officer of the US Fixed Income division of Robeco Investment Management from 2007 to 2008, a Senior Vice President at PIMCO from 2003 to 2006, a Senior Managing Director and Executive Vice President in the domestic Fixed Income division of AIG/Sun America from 2000 to 2002, and Senior Vice President managing the Investment Division of UNUM Provident Corporation from 1991 to 2000. Mr. Ramsay is a graduate of the University of Arkansas with a BSBA in Finance and Banking and is a CFA charterholder.
Jerrold K. Senser, CFA	Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the MainStay VP ICAP Select Equity Portfolio since 2006. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.
Donald F. Serek	Mr. Serek has managed the MainStay VP Bond Portfolio since joining New York Life Investments in 2000 as a corporate bond specialist. Previously, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign and supranational telecommunications and media issuers for five years. He has also held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups. Mr. Serek received his BBA in Finance and Economics from Temple University in 1990.
Edward Silverstein, CFA	Mr. Silverstein became a portfolio manager of the MainStay VP Convertible Portfolio in 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Managing Director at MacKay Shields. Prior to joining MacKay Shields, Mr. Silverstein was a Portfolio Manager at The Bank of New York from 1995 to 1998.
Michael A. Welhoelter, CFA	Mr. Welhoelter has managed the MainStay VP U.S. Small Cap Portfolio since June 2009. Prior to joining Epoch, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. from 2001 to 2005. In this role, he managed over $5 billion of mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management Group (CSAM) from 1997 to 2001, where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Prior to joining CSAM, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management from 1986 to 1997. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is CFA charterholder.
Thomas R. Wenzel, CFA	Mr. Wenzel has managed the MainStay VP ICAP Select Equity Portfolio since 2007. He serves as Executive Vice President and Director of Research for ICAP and is a senior member of ICAP's investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 16-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1992, he served as a senior equity analyst at Brinson Partners for six years.
Purchase and Redemption of Shares

Fair Valuation, Market Timing, and Portfolio Holdings Disclosure

Determining the Portfolio's Share Prices ("NAV") and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Asset Allocation Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the MainStay VP Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term Owners.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term Owners of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the Owners in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual Owners' transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Owners should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolios' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolios' Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolios' objective of avoiding disruption due to market timing.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

A description of the Fund's policies and procedures with respect to the disclosure of each of the Portfolio's portfolio securities holdings is available in the Fund's SAI. The Fund will publish quarterly a list of each Portfolio's ten largest holdings and publish monthly (quarterly, with respect to the MainStay VP High Yield Corporate Bond Portfolio) a complete schedule of each Portfolio's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-598-2019. With the exception of the MainStay VP High Yield Corporate Bond Portfolio, disclosure of each Portfolio's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. Disclosure of the MainStay VP High Yield Corporate Bond Portfolio's portfolio holdings is made available as of the last day of each calendar quarter, no earlier than 60 days after the end of the reported quarter. In addition, disclosure of each Portfolio's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Portfolios' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the MainStay VP Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with a Subadvisor, where applicable, deems that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Taxes, Dividends and Distributions

Taxes

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the shareholders of the Fund will be Separate Accounts and the Asset Allocation Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The MainStay VP Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) and the MainStay VP Floating Rate Portfolio will declare a dividend of their net investment income daily and distribute such dividend monthly. Shareholders of the MainStay VP Cash Management and the MainStay VP Floating Rate Portfolios begin earning dividends on the next business day following receipt of the shareholder's investment by the respective Portfolio. Each Portfolio, other than the MainStay VP Cash Management and MainStay VP Floating Rate Portfolios, declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the MainStay VP Cash Management and MainStay VP Floating Rate Portfolios, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

Financial Highlights

The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an Owner would have earned or lost on an investment in that Portfolio (assuming reinvestment of all dividends and distributions). The information for all Portfolios has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

MainStay VP Bond Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008		2007		2006		2005		2004
Net asset value at beginning of year	$13.96		$13.60		$13.16		$13.31		$13.41
Net investment income	0.64	(a)	0.53		0.58		0.53	(a)	0.47
Net realized and unrealized gain (loss) on investments	(0.16)		0.35		0.02		(0.24)		0.08
Total from investment operations	0.48		0.88		0.60		0.29		0.55
Less dividends and distributions:
From net investment income	(0.62)		(0.52)		(0.16)		(0.44)		(0.50)
From net realized gain on investments	(0.00	)‡	--		--		--		(0.15)
Total dividends and distributions	(0.62)		(0.52)		(0.16)		(0.44)		(0.65)
Net asset value at end of year	$13.82		$13.96		$13.60		$13.16		$13.31
Total investment return	3.72%		6.52%		4.55%		2.18	%(b)	4.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.58%		4.89%		4.66%		3.96%		3.36%
Net expenses	0.54%		0.50%		0.52%		0.36%		0.54%
Expenses (before reimbursement)	0.54%		0.50%		0.52%		0.51%		0.54%
Portfolio turnover rate	304	%(c)	265	%(c)	166	%(c)	277	%(c)	335%
Net assets at end of year (in 000's)	$451,804		$508,892		$410,139		$377,607		$421,046
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% for the year ended December 31, 2005.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 297%, 256%, 147% and 161% for the years ended December 31, 2008, 2007, 2006 and 2005, respectively.

MainStay VP Cash Management Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008	2007	2006	2005		2004
Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income	0.02	0.05	0.04	0.03		0.01
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	0.00	‡	0.00 ‡
Total from investment operations	0.02	0.05	0.04	0.03		0.01
Less dividends and distributions:
From net investment income	(0.02)	(0.05)	(0.04)	(0.03)		(0.01)
From net realized gain on investments	--	--	--	--		(0.00)‡
Total dividends and distributions	(0.02)	(0.05)	(0.04)	(0.03)		(0.01)
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	2.18%	4.86%	4.57%	2.96	%(a)	0.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.02%	4.71%	4.50%	2.91%		0.83%
Net expenses	0.50%	0.50%	0.52%	0.30%		0.55%
Expenses (before reimbursement)	0.50%	0.50%	0.52%	0.50%		0.55%
Net assets at end of year (in 000's)	$1,095,888	$605,222	$351,753	$306,900		$308,660
‡	Less than one cent per share.
(a)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

MainStay VP Common Stock Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008	2007	2006	2005		2004
Net asset value at beginning of year	$23.60	$24.51	$21.62	$20.52		$18.75
Net investment income	0.22	0.32 (a)	0.31 (a)	0.33	(a)	0.28	(b)
Net realized and unrealized gain (loss) on investments	(8.72)	1.01	3.26	1.25		1.77
Total from investment operations	(8.50)	1.33	3.57	1.58		2.05
Less dividends and distributions:
From net investment income	(0.30)	(0.32)	(0.14)	(0.22)		(0.28)
From net realized gain on investments	(2.74)	(1.92)	(0.54)	(0.26)		--
Total dividends and distributions	(3.04)	(2.24)	(0.68)	(0.48)		(0.28)
Net asset value at end of year	$12.06	$23.60	$24.51	$21.62		$20.52
Total investment return	(36.39%)	5.14%	16.47%	7.70	%(c)	10.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.44%	1.26%	1.35%	1.58%		1.44	%(b)
Net expenses	0.56%	0.50%	0.52%	0.30%		0.53%
Expenses (before reimbursement)	0.56%	0.50%	0.52%	0.50%		0.53%
Portfolio turnover rate	111%	105%	90%	83%		151%
Net assets at end of year (in 000's)	$585,158	$932,918	$950,660	$863,109		$923,660
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% for Initial Class shares for the year ended December 31, 2005.

MainStay VP Convertible Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008	2007	2006	2005		2004
Net asset value at beginning of year	$13.98	$12.75	$11.82	$11.26		$10.82
Net investment income	0.27	0.28	0.22 (a)	0.21	(a)	0.21
Net realized and unrealized gain (loss) on investments	(5.13)	1.63	1.02	0.53		0.45
Total from investment operations	(4.86)	1.91	1.24	0.74		0.66
Less dividends and distributions:
From net investment income	(0.27)	(0.32)	(0.31)	(0.18)		(0.22)
From net realized gain on investments	(1.56)	(0.36)	--	--		--
Total dividends and distributions	(1.83)	(0.68)	(0.31)	(0.18)		(0.22)
Net asset value at end of year	$7.29	$13.98	$12.75	$11.82		$11.26
Total investment return	(34.42%)	14.86%	10.44%	6.59	%(b)	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.32%	1.64%	1.80%	1.87%		1.94%
Net expenses	0.65%	0.62%	0.63%	0.53%		0.66%
Expenses (before reimbursement)	0.65%	0.62%	0.63%	0.62%		0.66%
Portfolio turnover rate	107%	119%	76%	100%		108%
Net assets at end of year (in 000's)	$135,743	$242,925	$246,179	$262,352		$291,995
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursement had not been made, the total return would have been 6.50% for Initial Class shares for the year ended December 31, 2005.

MainStay VP Floating Rate Portfolio
(Selected per share data and ratios)

	Year ended December 31,			May 2, 2005* through December 31,
Initial Class	2008	2007	2006	2005
Net asset value at beginning of period	$9.47	$9.86	$9.91	$10.00
Net investment income	0.46	0.64	0.62	0.32
Net realized and unrealized loss on investments	(2.54)	(0.39)	(0.05)	(0.09)
Total from investment operations	(2.08)	0.25	0.57	0.23
Less dividends:
From net investment income	(0.46)	(0.64)	(0.62)	(0.32)
Net asset value at end of period	$6.93	$9.47	$9.86	$9.91
Total investment return	(22.77%)	2.60%	5.99%	2.10	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.29%	6.57%	6.37%	4.76	%†
Net expenses	0.69%	0.67%	0.70%	0.84	%†
Portfolio turnover rate	7%	9%	6%	11%
Net assets at end of period (in 000's)	$52,378	$55,132	$51,569	$25,060
*	Commencement of operations.
†	Annualized.
(a)	Total return is not annualized.

MainStay VP Government Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008		2007	2006		2005		2004
Net asset value at beginning of year	$11.02		$10.85	$10.53		$10.63		$10.73
Net investment income	0.44	(a)	0.51 (a)	0.47	(a)	0.40	(a)	0.45
Net realized and unrealized gain (loss) on investments	0.60		0.21	(0.04)		(0.15)		(0.09)
Total from investment operations	1.04		0.72	0.43		0.25		0.36
Less dividends:
From net investment income	(0.34)		(0.55)	(0.11)		(0.35)		(0.46)
Net asset value at end of year	$11.72		$11.02	$10.85		$10.53		$10.63
Total investment return	9.80%		6.69%	4.06%		2.38	%(b)	3.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.91%		4.61%	4.45%		3.75%		3.63%
Net expenses	0.57%		0.56%	0.57%		0.43%		0.59%
Expenses (before reimbursement)	0.57%		0.56%	0.57%		0.56%		0.59%
Portfolio turnover rate	72	%(c)	15%	83	%(c)	171	%(c)	113%
Net assets at end of year (in 000's)	$206,744		$170,115	$189,235		$231,485		$275,674
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% for the year ended December 31, 2005.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 50%, 46% and 50% for the years ended December 31, 2008, December 31, 2006 and December 31, 2005, respectively.

MainStay VP Growth Equity Portfolio (formerly the MainStay VP Capital Appreciation Portfolio)
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008	2007	2006	2005		2004
Net asset value at beginning of year	$27.23	$24.26	$23.31	$21.51		$20.70
Net investment income	0.10 (a)	0.13	0.05	0.07	(a)	0.05
Net realized and unrealized gain (loss) on investments	(10.68)	2.88	0.99	1.73		0.81
Total from investment operations	(10.58)	3.01	1.04	1.80		0.86
Less dividends:
From net investment income	(0.13)	(0.04)	(0.09)	(0.00	)‡	(0.05)
Net asset value at end of year	$16.52	$27.23	$24.26	$23.31		$21.51
Total investment return	(38.87%)	12.39%	4.45%	8.41	%(b)	4.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.43%	0.40%	0.13%	0.33%		0.24%
Net expenses	0.64%	0.60%	0.62%	0.37%		0.65%
Expenses (before reimbursement)	0.64%	0.60%	0.62%	0.60%		0.65%
Portfolio turnover rate	54%	85%	28%	22%		34%
Net assets at end of year (in 000's)	$350,412	$681,500	$738,278	$835,933		$929,227
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% for the year ended December 31, 2005.

MainStay VP High Yield Corporate Bond Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008	2007	2006	2005		2004
Net asset value at beginning of year	$10.08	$10.55	$9.59	$9.90		$9.41
Net investment income	0.76 (a)	0.80 (a)	0.72 (a)	0.73	(a)	0.70
Net realized and unrealized gain (loss) on investments	(3.16)	(0.55)	0.44	(0.46)		0.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	0.02		0.02
Total from investment operations	(2.40)	0.25	1.16	0.29		1.19
Less dividends:
From net investment income	(0.89)	(0.72)	(0.20)	(0.60)		(0.70)
Net asset value at end of year	$6.79	$10.08	$10.55	$9.59		$9.90
Total investment return	(24.11%)	2.31%	12.04%	2.94	%(b)	12.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income	8.20%	7.53%	7.20%	7.39%		7.40%
Net expenses	0.59%	0.55%	0.56%	0.45%		0.59%
Expenses (before reimbursement)	0.59%	0.55%	0.56%	0.55%		0.59%
Portfolio turnover rate	24%	45%	48%	45%		39%
Net assets at end of year (in 000's)	$506,827	$866,747	$969,910	$1,022,911		$1,167,527
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% for the year ended December 31, 2005.

MainStay VP ICAP Select Equity Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008	2007	2006	2005		2004
Net asset value at beginning of year	$14.22	$13.75	$11.61	$11.23		$10.18
Net investment income	0.05	0.11	0.19 (a)	0.15	(a)	0.11
Net realized and unrealized gain (loss) on investments	(5.38)	0.87	2.04	0.46		1.04
Total from investment operations	(5.33)	0.98	2.23	0.61		1.15
Less dividends and distributions:
From net investment income	(0.06)	(0.07)	(0.03)	(0.11)		(0.10)
From net realized gain on investments	(0.42)	(0.44)	(0.06)	(0.12)		--
Total dividends and distributions	(0.48)	(0.51)	(0.09)	(0.23)		(0.10)
Net asset value at end of year	$8.41	$14.22	$13.75	$11.61		$11.23
Total investment return	(37.59%)	6.86%	19.31%	5.44	%(b)	11.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.98%	1.45%	1.50%	1.35%		1.04%
Net expenses	0.78%	0.80%	0.88%#	0.77	%#	0.96%
Expenses (before waiver/reimbursement)	0.83%	0.85%	0.94%#	0.91	%#	0.96%
Portfolio turnover rate	152%	117%	130%	55%		75%
Net assets at end of year (in 000's)	$456,377	$250,237	$137,191	$66,657		$71,543
#	Includes fees paid indirectly which amounted to less than one-hundredth of a percent and 0.01% of the average net assets for the years ended December 31, 2006 and 2005, respectively.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% for Initial Class shares for the year ended December 31, 2005.

MainStay VP International Equity Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008	2007	2006	2005		2004
Net asset value at beginning of year	$18.29	$18.68	$14.39	$14.11		$12.13
Net investment income (a)	0.59	0.39	0.29	0.36		0.19
Net realized and unrealized gain (loss) on investments	(5.71)	0.62	4.38	0.90		1.84
Net realized and unrealized gain (loss) on foreign currency transactions	0.31	(0.04)	(0.16)	(0.13)		0.07
Total from investment operations	(4.81)	0.97	4.51	1.13		2.10
Less dividends and distributions:
From net investment income	(0.24)	(0.13)	(0.05)	(0.24)		(0.12)
From net realized gain on investments	(1.94)	(1.23)	(0.17)	(0.61)		--
Total dividends and distributions	(2.18)	(1.36)	(0.22)	(0.85)		(0.12)
Net asset value at end of year	$11.30	$18.29	$18.68	$14.39		$14.11
Total investment return	(25.67%)	4.93%	31.33%	7.99	%(b)	17.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.87%	1.99%	1.79%	2.52%		1.53%
Net expenses	0.96%	0.89%	0.92%	0.87%		0.99%
Expenses (before reimbursement)	0.96%	0.89%	0.92%	0.91%		0.99%
Portfolio turnover rate	89%	54%	44%	54%		49%
Net assets at end of year (in 000's)	$244,533	$358,292	$355,382	$219,867		$175,172
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% for Initial Class shares for the year ended December 31, 2005.

MainStay VP Mid Cap Core Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008	2007	2006	2005	2004
Net asset value at beginning of year	$14.86	$15.68	$13.72	$13.12	$11.01
Net investment income	0.06	0.04	0.07	0.07	0.06
Net realized and unrealized gain (loss) on investments	(6.29)	0.82	1.99	2.02	2.39
Total from investment operations	(6.23)	0.86	2.06	2.09	2.45
Less dividends and distributions:
From net investment income	(0.04)	(0.07)	--	(0.08)	(0.06)
From net realized gain on investments	(1.52)	(1.61)	(0.10)	(1.41)	(0.28)
Total dividends and distributions	(1.56)	(1.68)	(0.10)	(1.49)	(0.34)
Net asset value at end of year	$7.07	$14.86	$15.68	$13.72	$13.12
Total investment return	(42.24%)	5.03%	14.96%	15.86%	22.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.54%	0.25%	0.51%	0.54%	0.70%
Net expenses	0.93%	0.91%	0.93%	0.94%	0.98%
Expenses (before waiver/reimbursement)	0.93%	0.91%	0.93%	0.94%	1.04%
Portfolio turnover rate	173%	166%	166%	159%	185%
Net assets at end of year (in 000's)	$108,882	$202,966	$199,356	$159,762	$128,178

MainStay VP S&P 500 Index Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008	2007	2006	2005		2004
Net asset value at beginning of year	$30.05	$29.01	$25.25	$24.38		$22.40
Net investment income (a)	0.51	0.53	0.44	0.41		0.37	(b)
Net realized and unrealized gain (loss) on investments	(11.61)	1.00	3.47	0.76		1.98
Total from investment operations	(11.10)	1.53	3.91	1.17		2.35
Less dividends:
From net investment income	(0.60)	(0.49)	(0.15)	(0.30)		(0.37)
Net asset value at end of year	$18.35	$30.05	$29.01	$25.25		$24.38
Total investment return	(37.01%)	5.22%	15.45%	4.77	%(c)	10.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.04%	1.73%	1.66%	1.68%		1.64	%(b)
Net expenses	0.30%	0.28%	0.35%	0.19%		0.39%
Expenses (before waiver)	0.35%	0.33%	0.35%	0.34%		0.39%
Portfolio turnover rate	5%	4%	5%	5%		3%
Net assets at end of year (in 000's)	$630,244	$1,134,325	$1,241,402	$1,227,193		$1,322,061
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% for Initial Class shares for the year ended December 31, 2005.

MainStay VP U.S. Small Cap Portfolio (formerly the MainStay VP Developing Growth Portfolio)
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008	2007	2006	2005		2004
Net asset value at beginning of year	$14.98	$11.45	$10.17	$9.07		$8.57
Net investment loss (a)	(0.01)	(0.03)	(0.04)	(0.05)		(0.07)
Net realized and unrealized gain (loss) on investments	(6.90)	4.18	1.32	1.15		0.57
Total from investment operations	(6.91)	4.15	1.28	1.10		0.50
Less distributions:
From net realized gain on investments	(2.79)	(0.62)	--	--		--
Net asset value at end of year	$5.28	$14.98	$11.45	$10.17		$9.07
Total investment return	(47.22%)	36.10%	12.64%	12.04	%(b)	5.86%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.13%)	(0.23%)	(0.34%)	(0.59%)		(0.88%)
Net expenses	0.95%	0.92%	0.96%#	0.90	%#	1.08%#
Expenses (before reimbursement)	0.95%	0.92%	0.97%#	1.03	%#	1.09%#
Portfolio turnover rate	279%	179%	228%	130%		129%
Net assets at end of year (in 000's)	$14,963	$36,128	$27,772	$27,614		$36,604
#	Includes fees paid indirectly which amounted to 0.01%, 0.02% and 0.01% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
(a)	Per share data based on average shares outstanding during the year.
(b)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 11.94% for Initial Class shares for the year ended December 31, 2005.

More information about the Portfolios is available free upon request:

Statement of Additional Information ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

To obtain information:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at mainstayinvestments.com.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

No dealer, salesman or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund, New York Life Investments or the Subadvisors. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

MainStay VP Series Fund, Inc.
 SEC File Number: 811-03833-01